UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
______________

Date of Report (Date of earliest event reported): February 20, 2024

ACNB Corporation
(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 20, 2024, the Board of Directors of ACNB Corporation (the "Corporation") amended Article II, Section 203 of the Bylaws of the Corporation increasing the minimum number of shares that a director must own to qualify for and serve on the Board of Directors from five hundred (500) shares of common stock to one thousand five hundred (1,500) shares of common stock.

In addition, the Bylaws were amended to (1) replace all gender-specific pronouns with gender inclusive pronouns and (2) to replace all references to the title “chairman” with “chair”.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number    Description

99.1    Amended and Restated Bylaws of ACNB Corporation

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION (Registrant)

Dated:	February 21, 2024	/s/ Kevin J. Hayes
Kevin J. Hayes
Senior Vice President/
General Counsel, Secretary & Chief Governance Officer